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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 1997

                        STERLING CHEMICALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                1-00059                                76-0185186
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                 (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

                            STERLING CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                              333-04343-01                             76-0502785
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                 (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)
                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

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Item 5. Other Events

         The press release issued on May 21, 1997, by Sterling Chemicals Holdings, Inc., is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Exhibits

         Exhibit 99.1 -- Press Release dated May 21, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   STERLING CHEMICALS HOLDINGS, INC.
                                   STERLING CHEMICALS, INC.
                                   (Registrants)

Date: May 22, 1997

                                    By:      /s/ Jim P. Wise
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                                              Jim P. Wise
                                              Vice President-Finance and
                                               Chief Financial Officer